Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mario Calastri, H. Gregory Barksdale and Thomas Ernst his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 and any subsequent registration statement Tyco Electronics Group S.A. may hereafter file with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file this Registration Statement and any subsequent registration statement and all amendments thereto, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do, and hereby ratifies and confirms all his said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of January 13, 2011.

Signature	Title

/s/ Mario Calastri	Director
Mario Calastri	(Principal Executive Officer)

/s/ Bryan Tidd	Director
Bryan Tidd	(Principal Financial and Accounting Officer)

/s/ H. Gregory Barksdale	Director and Authorized Representative
H. Gregory Barksdale	in the United States

/s/ Thomas Ernst	Director
Thomas Ernst

/s/ Juerg Frischknecht	Director
Juerg Frischknecht

/s/ David Hasson	Director
David Hasson

/s/ Priska Rosli	Director
Priska Rosli

/s/ Christoph Zeyen	Director
Christoph Zeyen